BNY Mellon Global Dynamic Bond Income Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 87.7%
Australia — 8.8%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	1,820,000	841,888
Australia, Sr. Unscd. Bonds, Ser. 156	AUD	2.75	5/21/2041	3,190,000	1,537,335
Australia, Sr. Unscd. Bonds, Ser. 30CI(b)	AUD	2.50	9/20/2030	1,171,333	755,246
Australia, Sr. Unscd. Bonds, Ser. 35CI(b)	AUD	2.00	8/21/2035	802,265	491,991
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.75	2/20/2037	1,210,000	712,064
Queensland Treasury Corp., Govt. Gtd. Notes(c)	AUD	5.00	7/21/2037	1,240,000	738,129
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.25	9/15/2038	1,250,000	757,339
					5,833,992
Benin — .6%
Benin, Sr. Unscd. Notes	EUR	4.88	1/19/2032	440,000	420,848
British Virgin Islands — .1%
Greenland Global Investment, Ltd., Gtd. Notes(d)		7.13	4/22/2029	400,973	78,691
Canada — 1.3%
Canadian, Bonds(b)	CAD	4.00	12/1/2031	1,055,266	869,568
Cayman Islands — 1.0%
IHS Holding Ltd., Gtd. Notes		7.88	5/29/2030	310,000	305,861
Sable International Finance, Sr. Scd. Notes(c)		7.13	10/15/2032	330,000	322,925
Shimao Group Holdings, Ltd., Sr. Scd. Bonds(e)		4.75	7/3/2022	465,000	32,550
					661,336
Colombia — 1.4%
Colombia, Sr. Unscd. Notes		7.50	2/2/2034	970,000	962,806
Denmark — 1.5%
Kommunekredit, Sr. Unscd. Notes	EUR	2.88	3/17/2033	100,000	104,609
Novo Nordisk Finance Netherlands BV, Gtd. Notes	EUR	3.38	5/21/2034	386,000	407,550
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	484,000	495,555
					1,007,714
France — 1.4%
Cerba Healthcare SACA, Sr. Scd. Bonds	EUR	3.50	5/31/2028	140,000	128,768
Electricite de France SA, Jr. Sub. Notes(f)	GBP	7.38	6/17/2035	200,000	253,946
Verallia SA, Sr. Unscd. Notes	EUR	3.88	11/4/2032	500,000	523,431
					906,145
Germany — 1.8%
CT Investment GmbH, Sr. Scd. Bonds	EUR	6.38	4/15/2030	440,000	474,714
Dynamo Newco II GmbH, Sr. Scd. Bonds	EUR	6.25	10/15/2031	290,000	307,998
Mahle GmbH, Gtd. Notes	EUR	6.50	5/2/2031	262,000	275,237
Techem Verwaltungsgesellschaft 675 mbH, Sr. Scd. Bonds	EUR	5.38	7/15/2029	165,000	176,185
					1,234,134
Guatemala — .5%
Guatemala, Sr. Unscd. Notes		4.50	5/3/2026	330,000	324,994
Indonesia — 6.3%
Indonesia, Bonds, Ser. 101	IDR	6.88	4/15/2029	22,215,000,000	1,361,155

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 87.7% (continued)
Indonesia — 6.3% (continued)
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	26,266,000,000	1,611,862
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	20,849,000,000	1,238,265
					4,211,282
Ireland — 1.3%
AIB Group PLC, Sr. Unscd. Notes	EUR	4.63	7/23/2029	608,000	665,216
Smurfit Westrock Financing DAC, Gtd. Notes(c)		5.42	1/15/2035	200,000	200,006
					865,222
Italy — 2.2%
Castello BC Bidco SpA, Sr. Scd. Bonds, (3 Month EURIBOR + 4.50%)(g)	EUR	7.51	11/14/2031	260,000	272,757
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Notes, Ser. 30Y(c)	EUR	4.50	10/1/2053	850,000	932,052
Prysmian SpA, Sr. Unscd. Notes	EUR	3.88	11/28/2031	233,000	246,777
					1,451,586
Ivory Coast — .6%
Ivory Coast, Sr. Unscd. Bonds		8.25	1/30/2037	435,000	423,908
Japan — 5.9%
Japan, (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	419,450,000	1,746,599
Japan, (40 Year Issue), Bonds, Ser. 9	JPY	0.40	3/20/2056	586,000,000	2,189,550
					3,936,149
Jersey — .4%
Aston Martin Capital Holdings Ltd., Sr. Scd. Bonds	GBP	10.38	3/31/2029	200,000	247,543
Luxembourg — 2.3%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes	EUR	5.25	10/15/2026	209,000	218,882
AnaCap Financial Europe SA SICAV-RAIF, Sr. Scd. Notes, (3 Month EURIBOR + 7.50%)(g)	EUR	10.56	7/15/2030	200,000	108,927
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	4.75	3/27/2034	288,000	315,338
Dana Financing Luxembourg, Gtd. Notes	EUR	3.00	7/15/2029	313,000	315,939
SELP Finance Sarl, Sr. Unscd. Notes	EUR	3.75	1/16/2032	100,000	104,518
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	370,000	384,598
Titanium 2L Bondco Sarl, Sr. Scd. Bonds(d)	EUR	6.25	1/14/2031	219,000	78,324
					1,526,526
Malaysia — 3.1%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	1,980,000	449,256
Malaysia, Bonds, Ser. 310	MYR	4.50	4/15/2030	3,300,000	768,452
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	3,870,000	870,431
					2,088,139
Namibia — .6%
Namibia, Sr. Unscd. Notes		5.25	10/29/2025	410,000	406,300
Netherlands — 3.2%
American Medical Systems Europe BV, Gtd. Notes	EUR	3.50	3/8/2032	552,000	583,096
Flora Food Management BV, Sr. Scd. Bonds	EUR	6.88	7/2/2029	350,000	375,034
GSK Capital BV, Gtd. Notes	EUR	3.25	11/19/2036	450,000	466,365
LKQ Dutch Bond BV, Gtd. Notes	EUR	4.13	3/13/2031	378,000	402,997
United Group BV, Sr. Scd. Bonds, (3 Month EURIBOR + 4.25%)(g)	EUR	7.27	2/15/2031	280,000	292,759
					2,120,251

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 87.7% (continued)
New Zealand — 5.9%
New Zealand, Bonds, Ser. 930(b)	NZD	3.00	9/20/2030	440,000	343,733
New Zealand, Bonds, Ser. 940(b)	NZD	2.50	9/20/2040	570,000	392,969
New Zealand, Govt. Gtd. Bonds	NZD	3.00	5/15/2035	720,000	338,526
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,940,000	989,816
New Zealand, Unscd. Bonds, Ser. 541	NZD	1.75	5/15/2041	1,411,000	512,939
New Zealand, Unscd. Bonds, Ser. 554	NZD	5.00	5/15/2054	2,440,000	1,349,165
					3,927,148
Norway — .4%
Equinor ASA, Gtd. Notes		3.25	11/18/2049	390,000	266,719
Oman — 1.0%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	644,000	644,000
Peru — 3.1%
Peru, Sr. Unscd. Notes	PEN	5.40	8/12/2034	8,450,000	2,068,789
Poland — .6%
Poland, Bonds(b)	PLN	2.00	8/25/2036	1,809,578	390,484
South Africa — 4.5%
South Africa, Sr. Unscd. Bonds, Ser. 2032	ZAR	8.25	3/31/2032	60,310,000	2,986,200
Spain — 1.3%
Banco Santander SA, Sr. Notes	GBP	5.38	1/17/2031	300,000	377,780
Kaixo Bondco Telecom SA, Sr. Scd. Notes	EUR	5.13	9/30/2029	460,000	484,571
					862,351
Supranational — .8%
Council of Europe Development Bank, Sr. Unscd. Notes	EUR	2.63	1/11/2034	504,000	515,323
Sweden — .7%
Sveafastigheter AB, Sr. Unscd. Bonds	EUR	4.75	1/29/2027	100,000	102,864
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000	332,360
					435,224
Switzerland — 1.0%
UBS Group AG, Jr. Sub. Notes(f)		9.25	11/13/2028	590,000	644,816
Turkey — .8%
Turkey, Sr. Unscd. Notes, Ser. 10Y		9.38	1/19/2033	460,000	520,483
United Kingdom — 9.4%
Carnival PLC, Gtd. Notes	EUR	1.00	10/28/2029	560,000	513,808
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000	373,044
Edge Finco PLC, Sr. Scd. Notes	GBP	8.13	8/15/2031	100,000	126,331
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	136,000	168,554
Iceland Bondco PLC, Sr. Scd. Bonds(h)	GBP	10.88	12/15/2027	190,000	247,594
INEOS Finance PLC, Sr. Scd. Bonds	EUR	6.63	5/15/2028	283,000	304,573
Jerrold Finco PLC, Sr. Scd. Notes	GBP	7.88	4/15/2030	239,000	301,507
Mobico Group PLC, Gtd. Notes	GBP	3.63	11/20/2028	374,000	430,083
NGG Finance PLC, Gtd. Notes	GBP	5.63	6/18/2073	300,000	371,626
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	294,000	355,372
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	358,070	441,011
The UNITE Group PLC, Sr. Unscd. Notes	GBP	5.63	6/25/2032	364,000	456,130
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	519,000	472,066
United Kingdom Gilt, Bonds	GBP	4.25	12/7/2049	1,230,000	1,345,214

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 87.7% (continued)
United Kingdom — 9.4% (continued)
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	230,000	259,003
Vodafone Group PLC, Jr. Sub. Bonds	GBP	4.88	10/3/2078	100,000	123,564
					6,289,480
Uruguay — 1.0%
Uruguay, Sr. Unscd. Notes	UYU	8.25	5/21/2031	32,227,333	694,356
United States — 12.9%
Amgen, Inc., Sr. Unscd. Notes		3.35	2/22/2032	610,000	545,761
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unscd. Notes (c)		5.88	6/30/2029	390,000	384,029
Autoliv, Inc., Sr. Unscd. Notes	EUR	3.63	8/7/2029	167,000	176,634
Becton, Dickinson and Co., Gtd. Notes	EUR	3.83	6/7/2032	390,000	417,546
Civitas Resources, Inc., Gtd. Notes (c)		8.38	7/1/2028	260,000	272,251
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.38	5/15/2026	330,000	342,770
Constellation Energy Generation LLC, Sr. Unscd. Notes		6.25	10/1/2039	420,000	435,446
Diamond Sports Group LLC/Diamond Sports Finance Co., Scd. Notes (c),(e)		5.38	8/15/2026	620,000	2,790
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, Sr. Scd. Bonds	EUR	7.88	5/1/2029	270,000	286,719
JPMorgan Chase & Co., Sr. Unscd. Notes		5.35	6/1/2034	620,000	621,908
Kraft Heinz Foods Co., Gtd. Notes		4.38	6/1/2046	460,000	374,768
MPT Operating Partnership LP/MPT Finance Corp., Sr. Scd. Notes	EUR	7.00	2/15/2032	100,000	102,334
Oracle Corp., Sr. Unscd. Notes		4.00	11/15/2047	530,000	403,242
PepsiCo, Inc., Sr. Unscd. Notes (h)		2.88	10/15/2049	470,000	305,491
Potomac Electric Power Co., First Mortgage Bonds		5.20	3/15/2034	542,000	539,025
Quikrete Holdings, Inc, Sr. Scd. Notes (c)		6.38	3/1/2032	17,000	17,064
Quikrete Holdings, Inc, Sr. Unscd. Notes (c)		6.75	3/1/2033	17,000	17,064
Southwestern Energy Co., Gtd. Notes		4.75	2/1/2032	360,000	336,081
U.S. Treasury Inflation Index Notes (b)		1.75	1/15/2034	2,039,377	1,982,968
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes (c)		6.25	1/15/2030	280,000	285,316
Welltower, Inc., Gtd. Notes	GBP	4.80	11/20/2028	220,000	271,862
RWE Finance US LLC, Gtd. Notes(c)		5.88	4/16/2034	500,000	500,772
					8,621,841
Total Bonds and Notes (cost $62,158,010)					58,444,348

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased — .1%
Call Options — .0%
U.S. Treasury 2 Year March Future, Contracts 156	103.25	2/21/2025	32,214,000	12,188
Put Options — .1%
U.S. Treasury Bond March Future, Contracts 62	112	2/21/2025	6,944,000	31,000
Total Options Purchased (cost $106,053)				43,188

Description		Annualized Yield (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Short-Term Securities — 5.2%
Brazil — 5.2%
Brazil Letras do Tesouro Nacional, Treasury Bills(i) (cost $3,957,503)	BRL	12.13	1/1/2028	30,000,000	3,433,691

	1-Day Yield (%)	Shares
Investment Companies — .8%
Registered Investment Companies — .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j) (cost $538,652)	4.42	538,652	538,652
Investment of Cash Collateral for Securities Loaned — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j) (cost $405,063)	4.42	405,063	405,063
Total Investments (cost $67,165,281)		94.4%	62,864,942
Cash and Receivables (Net)		5.6%	3,758,437
Net Assets		100.0%	66,623,379

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
IDR—Indonesian Rupiah
JPY—Japanese Yen
MYR—Malaysian Ringgit
NZD—New Zealand Dollar
PEN—Peruvian Sol
PLN—Polish Zloty
REIT—Real Estate Investment Trust
UYU—Uruguayan Peso
ZAR—South African Rand

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to $3,672,398 or 5.5% of net assets.

(d)	Payment-in-kind security and interest may be paid in additional par.
(e)	Non-income producing—security in default.
(f)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(g)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(h)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $382,133 and the value of the collateral was
$405,063, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

Statement of Investments (Unaudited) (continued)
(i)	Security is a discount security. Income is recognized through the accretion of discount.
(j)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bonds	68	3/17/2025	4,814,215(a)	4,748,208	(66,007)
Canadian 2 Year Bonds	111	3/20/2025	7,972,310(a)	8,058,355	86,045
Euro-BTP Italian Government Bonds	48	3/6/2025	6,082,582(a)	5,967,457	(115,125)
Long 10 Year Gilt	77	3/27/2025	8,965,207(a)	8,856,965	(108,242)
U.S. Treasury 2 Year Notes	170	3/31/2025	34,921,443	34,956,250	34,807
U.S. Treasury 10 Year Ultra Notes	85	3/20/2025	9,599,527	9,466,875	(132,652)
Futures Short
Australian 3 Year Bonds	209	3/17/2025	13,845,619(a)	13,793,058	52,561
Euro-Bund	15	3/6/2025	2,123,649(a)	2,062,144	61,505
Euro-Buxl 30 Year Bonds	5	3/6/2025	732,604(a)	668,708	63,896
Euro-OAT	126	3/6/2025	16,357,287(a)	16,127,296	229,991
Japanese 10 Year Bonds	2	3/13/2025	1,816,974(a)	1,813,985	2,989
U.S. Treasury 5 Year Notes	118	3/31/2025	12,611,846	12,554,094	57,752
U.S. Treasury 10 Year Notes	133	3/20/2025	14,604,201	14,476,219	127,982
U.S. Treasury Ultra Long Bonds	6	3/20/2025	712,824	710,812	2,012
Gross Unrealized Appreciation					719,540
Gross Unrealized Depreciation					(422,026)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Japanese Yen	8,875,353	United States Dollar	58,390	2/14/2025	(1,068)
Canadian Dollar	118,989	United States Dollar	84,216	2/14/2025	(2,297)
United States Dollar	350,687	Euro	334,873	2/14/2025	3,070
Indonesian Rupiah	2,868,005,036	United States Dollar	181,194	2/14/2025	(5,336)
British Pound	64,440	United States Dollar	81,624	2/14/2025	(1,729)
Norway Krone	228,634	United States Dollar	20,816	2/14/2025	(617)
United States Dollar	6,697,076	British Pound	5,159,307	2/14/2025	300,372
United States Dollar	37,386	Japanese Yen	5,738,799	2/14/2025	322
Euro	1,041,683	United States Dollar	1,090,310	2/14/2025	(8,987)
CIBC World Markets Corp.
United States Dollar	1,330,265	Australian Dollar	2,046,856	2/14/2025	57,686
Australian Dollar	2,864,082	United States Dollar	1,865,346	2/14/2025	(84,681)
United States Dollar	1,123,222	South African Rand	19,801,546	2/14/2025	64,608
Euro	816,455	United States Dollar	835,740	2/14/2025	11,785
United States Dollar	422,330	Japanese Yen	64,858,006	2/14/2025	3,443

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp. (continued)
British Pound	827,840	United States Dollar	1,055,072	2/14/2025	(28,685)
United States Dollar	3,113,896	Euro	2,954,396	2/14/2025	47,073
United States Dollar	487,722	British Pound	382,656	2/14/2025	13,291
United States Dollar	328,873	British Pound	268,527	2/14/2025	(4,057)
United States Dollar	1,383,408	Mexican Peso	28,351,694	2/14/2025	18,243
Indonesian Rupiah	2,536,688,087	United States Dollar	156,875	2/14/2025	(1,333)
United States Dollar	404,598	Poland Zloty	1,624,405	2/14/2025	5,325
United States Dollar	600,516	New Zealand Dollar	1,034,138	2/14/2025	17,039
British Pound	148,108	United States Dollar	182,224	2/14/2025	1,406
Czech Koruna	24,061,864	United States Dollar	1,011,279	2/14/2025	(20,063)
Euro	978,549	United States Dollar	1,022,324	2/14/2025	(6,537)
Citigroup Global Markets Inc.
Brazilian Real	1,057,651	United States Dollar	180,712	2/14/2025	(399)
United States Dollar	968,000	Canadian Dollar	1,339,049	2/14/2025	46,122
United States Dollar	1,127,105	Euro	1,074,133	2/14/2025	12,097
Brazilian Real	758,662	United States Dollar	121,824	2/14/2025	7,516
Euro	127,690	United States Dollar	131,652	2/14/2025	897
United States Dollar	983,530	Australian Dollar	1,517,968	2/14/2025	39,774
HSBC Securities (USA) Inc.
United States Dollar	3,715,427	British Pound	2,936,414	2/14/2025	74,750
United States Dollar	134,698	Euro	130,563	2/14/2025	(834)
United States Dollar	5,632,478	Indonesian Rupiah	89,112,675,801	2/14/2025	168,348
Japanese Yen	153,250,933	United States Dollar	1,019,953	2/14/2025	(30,179)
J.P. Morgan Securities LLC
United States Dollar	121,999	British Pound	99,227	2/14/2025	(1,027)
United States Dollar	2,354,301	Peruvian Nuevo Sol	8,859,705	2/14/2025	(24,420)
United States Dollar	134,061	Euro	131,299	2/14/2025	(2,234)
Peruvian Nuevo Sol	646,422	United States Dollar	171,775	2/14/2025	1,782
Euro	926,656	United States Dollar	987,403	2/14/2025	(25,484)
New Zealand Dollar	195,662	United States Dollar	109,545	2/14/2025	851
United States Dollar	3,296,250	New Zealand Dollar	5,488,164	2/14/2025	199,743
British Pound	85,936	United States Dollar	107,971	2/14/2025	(1,424)
Royal Bank of Scotland
Euro	3,043,865	United States Dollar	3,215,723	2/14/2025	(56,026)
United States Dollar	716,964	Euro	678,496	2/14/2025	12,647
United States Dollar	130,578	British Pound	103,040	2/14/2025	2,825
British Pound	537,040	United States Dollar	681,327	2/14/2025	(15,485)
United States Dollar	614,235	Japanese Yen	95,708,456	2/14/2025	(3,900)
Indian Rupee	121,631,773	United States Dollar	1,439,002	2/14/2025	(36,226)
United States Dollar	5,884,036	Australian Dollar	8,942,393	2/14/2025	324,342
United States Dollar	97,999	Euro	95,297	2/14/2025	(924)
Euro	85,244	United States Dollar	87,831	2/14/2025	657
United States Dollar	337,707	New Zealand Dollar	594,065	2/14/2025	2,527
Australian Dollar	134,828	United States Dollar	88,311	2/14/2025	(4,486)

Statement of Investments (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Global Markets LLC
United States Dollar	1,045,648	Swiss Franc	918,058	2/14/2025	36,039
Indian Rupee	94,261,086	United States Dollar	1,114,026	2/14/2025	(26,916)
United States Dollar	26,587,764	Euro	24,522,841	2/14/2025	1,131,728
Japanese Yen	471,230,477	United States Dollar	3,149,254	2/14/2025	(105,801)
United States Dollar	2,539,015	Malaysia Ringgit	11,000,284	2/14/2025	69,991
United States Dollar	105,064	Canadian Dollar	150,550	2/14/2025	1,417
British Pound	246,828	United States Dollar	308,647	2/14/2025	(2,621)
Euro	6,246,556	United States Dollar	6,549,807	2/14/2025	(65,545)
Japanese Yen	646,598,988	United States Dollar	4,127,118	2/14/2025	48,955
British Pound	283,867	United States Dollar	346,236	2/14/2025	5,713
Indonesian Rupiah	15,972,363,549	United States Dollar	986,984	2/14/2025	(7,605)
Swiss Franc	917,654	United States Dollar	1,024,984	2/14/2025	(15,819)
Colombia Peso	4,222,359,519	United States Dollar	943,131	2/14/2025	59,087
Malaysia Ringgit	1,600,749	United States Dollar	361,424	2/14/2025	(2,135)
United States Dollar	139,158	Indonesian Rupiah	2,180,192,540	2/14/2025	5,475
United States Dollar	1,447,518	Euro	1,409,137	2/14/2025	(15,243)
United States Dollar	961,492	Colombia Peso	4,304,204,689	2/14/2025	(60,153)
United States Dollar	107,745	British Pound	84,572	2/14/2025	2,889
United States Dollar	1,008,299	Taiwan New Dollar	33,289,005	2/14/2025	(10,056)
Euro	172,667	United States Dollar	177,940	2/14/2025	1,298
United States Dollar	1,140,287	South African Rand	21,565,618	2/14/2025	(12,636)
United States Dollar	4,122,986	Japanese Yen	627,233,938	2/14/2025	71,982
United States Dollar	1,887,301	Brazilian Real	11,068,076	2/14/2025	375
United States Dollar	838,509	Brazilian Real	5,137,208	2/14/2025	(37,301)
United States Dollar	2,508,454	Indian Rupee	215,852,439	2/14/2025	19,033
United States Dollar	857,893	South African Rand	14,993,699	2/14/2025	56,312
United States Dollar	1,006,868	Chinese Yuan Offshore	7,388,692	2/14/2025	(2,579)
United States Dollar	1,008,908	Singapore Dollar	1,380,435	2/14/2025	(7,470)
Mexican Peso	28,889,321	United States Dollar	1,436,615	2/14/2025	(45,563)
United States Dollar	1,017,437	Brazilian Real	5,972,557	2/14/2025	(786)
United States Dollar	54,234	British Pound	43,319	2/14/2025	526
UBS Securities LLC
Euro	927,198	United States Dollar	972,100	2/14/2025	(9,618)
United States Dollar	197,300	Euro	191,250	2/14/2025	(1,229)
United States Dollar	334,603	British Pound	264,874	2/14/2025	6,204
United States Dollar	1,037,529	Czech Republic Koruna	24,062,804	2/14/2025	46,275
United States Dollar	102,619	British Pound	83,930	2/14/2025	(1,441)
United States Dollar	2,360,684	Euro	2,191,640	2/14/2025	85,643

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
Euro	918,152	United States Dollar	946,959	2/14/2025	6,132
Turkish Lira	23,877,682	United States Dollar	628,186	2/14/2025	29,844
Gross Unrealized Appreciation					3,123,459
Gross Unrealized Depreciation					(798,955)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit CDX North America High Yield Index Series 43, Paid 3 Month Fixed Rate of 5.00%	12/20/2029	1,154,834	(100,885)	(97,001)	(3,884)
Sold Contracts:(c)
Markit CDX North America Investment Grade Index Series 43, Received 3 Month Fixed Rate of 1.00%	12/20/2029	11,200,000	267,416	258,067	9,349
Gross Unrealized Appreciation					9,349
Gross Unrealized Depreciation					(3,884)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to statement of investments.

Statement of Investments
BNY Mellon Global Dynamic Bond Income Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	23,370,059	—	23,370,059
Foreign Governmental	—	36,525,012	—	36,525,012
U.S. Treasury Securities	—	1,982,968	—	1,982,968
Investment Companies	943,715	—	—	943,715
	943,715	61,878,039	—	62,821,754
Other Financial Instruments:
Options Purchased	43,188	—	—	43,188
Futures††	719,540	—	—	719,540
Forward Foreign Currency Exchange Contracts††	—	3,123,459	—	3,123,459
Swap Agreements††	—	9,349	—	9,349
	762,728	3,132,808	—	3,895,536
Liabilities ($)
Other Financial Instruments:
Futures††	(422,026)	—	—	(422,026)
Forward Foreign Currency Exchange Contracts††	—	(798,955)	—	(798,955)
Swap Agreements††	—	(3,884)	—	(3,884)
	(422,026)	(802,839)	—	(1,224,865)

†	See Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including , as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2025 are set forth in the Statement of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Options purchased at January 31, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
At January 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,672,856, consisting of $4,073,621 gross unrealized appreciation and $5,746,477 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.